UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 10, 2018
Date of report (date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following circumstances:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 – Results of Operations and Financial Condition.

On January 10, 2018, Evolent Health, Inc. (the “Company”) posted investor presentation materials that the Company will be presenting at the 36th Annual J.P. Morgan Healthcare Conference commencing on January 10, 2018 in San Francisco on the investor relations section of the Company’s website.  In these materials, the Company stated that it anticipates meeting or exceeding previously issued Adjusted Revenue and Adjusted EBITDA guidance for the three months ended December 31, 2017.  A copy of the investor presentation materials is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 – Regulation FD Disclosure.

The disclosure contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation.

Certain statements in this report and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like:  “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services, future performance or financial results and the outcome of contingencies, such as legal proceedings. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, include, among others:

●
certain risks and uncertainties associated with the acquisitions of New Mexico Health Connections and the acquisition of Valence Health, including future core business and premium revenues may be less than expected, the timing and extent of new lives expected to come onto the platform may not occur as expected and the expected results of Evolent may not be impacted as anticipated;

●	the structural change in the market for health care in the United States;
●	uncertainty in the health care regulatory framework;
●	the uncertain impact the results of the 2016 presidential and congressional elections may have on health care laws and regulations;
●	our ability to effectively manage our growth;
●	the significant portion of revenue we derive from our largest partners, and the potential loss, termination or renegotiation of customer contracts;
●	our ability to offer new and innovative products and services;
●
risks related to completed and future acquisitions, investments and alliances, which may be difficult to integrate, divert management resources, result in unanticipated costs or dilute our stockholders;

●
the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including premium pricing reductions and the ability to control and, if necessary, reduce health care costs;

●
our ability to attract new partners and deliver results for partners, our ability to identify and complete strategic merger and acquisition opportunities and our ability to invest capital with attractive economics;

●	the increasing number of risk-sharing arrangements we enter into with our partners;
●	our ability to recover the significant upfront costs in our partner relationships;
●	our ability to estimate the size of our target market;
●	our ability to maintain and enhance our reputation and brand recognition;
●	consolidation in the health care industry;
●	competition which could limit our ability to maintain or expand market share within our industry;
●	our ability to partner with providers due to exclusivity provisions in our contracts;
●	restrictions and penalties as a result of privacy and data protection laws;
●	adequate protection of our intellectual property, including trademarks;
●	any alleged infringement, misappropriation or violation of third-party proprietary rights;
●	our use of “open source” software;
●	our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information;
●	our reliance on third parties and licensed technologies;
●	our ability to use, disclose, de-identify or license data and to integrate third-party technologies;
●	data loss or corruption due to failures or errors in our systems and service disruptions at our data centers;
●	online security risks and breaches or failures of our security measures;
●	our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our users;
●	our reliance on third-party vendors to host and maintain our technology platform;
●	our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel;
●	the risk of potential future goodwill impairment on our results of operations;
●	our indebtedness and our ability to obtain additional financing;
●	our ability to achieve profitability in the future;
●	the requirements of being a public company;
●	our adjusted results may not be representative of our future performance;
●	the risk of potential future litigation;
●	our holding company structure and dependence on distributions from Evolent Health LLC;
●	our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future;
●	our ability to utilize benefits under the tax receivables agreement described herein;
●
our ability to realize all or a portion of the tax benefits that we currently expect to result from past and future exchanges of Class B common units of Evolent Health LLC for our Class A common stock, and to utilize certain tax attributes of Evolent Health Holdings and an affiliate of TPG;

●	distributions that Evolent Health LLC will be required to make to us and to the other members of Evolent Health LLC;
●	our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize;
●	different interests among our pre-IPO investors, or between us and our pre-IPO investors;
●	the terms of agreements between us and certain of our pre-IPO investors;
●	the potential volatility of our Class A common stock price;
●
the potential decline of our Class A common stock price if a substantial number of shares become available for sale or if a large number of Class B common units are exchanged for shares of Class A common stock;

●
provisions in our second amended and restated certificate of incorporation and amended and restated by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us;

●	the ability of certain of our investors to compete with us without restrictions;
●
provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees;

●	our intention not to pay cash dividends on our Class A common stock;
●	our ability to remediate the material weakness in our internal control over financial reporting; and
●	our lack of public company operating experience.

The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017, and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 2018

EVOLENT HEALTH, INC.,

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: General Counsel and Secretary